                                                                     EXHIBIT 11

DIDAX INC.
COMPUTATION OF EARNINGS PER SHARE
12/31/97                             97EPS


BASIC EARNINGS PER SHARE:                                       YEAR ENDED DECEMBER 31, 1997
                Common  Exercise        Assumed                         Assumed     Net Shares   Shares subject   Total
                Shares   Price         Proceeds        IPO Price       Treas. Stk.     Added      to Recission    Shares
                ------  --------       --------        ---------       -----------     -----      ------------    ------
Common Stock
Assumed issued and outstanding - beginning of period                                1,160,376       607,434      552,942
Rescission reduced on 8/1/97 by 6,000 shares                                        1,160,376       601,434      558,942
Rescission reduced on 8/4/97 by 6,000 shares                                        1,160,376       595,434      564,942
Rescission reduced on 9/5/97 by 15,000 shares                                       1,160,376       580,434      579,942
Rescission reduced on 12/16/97 by 6,000 shares                                      1,160,376       574,434      585,942

Stock sold during the year:

PK                                                                                     40,000             0       40,000
Lasmanis                                                                                2,212             0        2,212
IPO                                                                                 2,000,000             0    2,000,000
Junior Notes                                                                          340,000             0      340,000

gofishnet stock:
                                                                                      122,055             0      122,055
                                                                                      130,292             0      130,292
Grant/Exercise of warrants:
Assumed issued and outstanding - beginning of period                                   50,962             0       50,962
Detachable
 Warrants       22,260   4.00          89,040            5.00            17,808         4,452             0        4,452


End of
 period       12/31/97                                                   Weighted average share outstanding

                                                                         Net  loss

                                                                         Net loss per share           9,735
                                                                                                     668748
                                                                                                     118570
Gofishnet: Earned on
  promissory note:                       2.8%          20,000       556 Oct                         3667644
        Add to  122055.15 Jan-Sept      3.89%          20,000       778 Nov                          125055
                                       15.00%          20,000     3,000 Dec
                                       20.00%          20,000     4,000 Jan
                                       25.00%          20,000     5,000 Feb
                                       30.00%          20,000     6,000 Mar
                                       35.00%          20,000     7,000 Apr
                                       40.00%          20,000     8,000 May
                                       45.00%          20,000     9,000 June



BASIC EARNINGS PER SHARE:                                      YEAR ENDED DECEMBER 31, 1997

                                                                         01/01/98       Diluted      Basic
                                                          Grant/Purch.     Days        Weighted    Weighted
                                                             Date       Outstanding     Shares      Shares
                                                             ----       -----------     ------      ------
Common Stock
Assumed issued and outstanding - beginning of period       01/01/97        212       117,223,704  117,223,704
Rescission reduced on 8/1/97 by 6,000 shares               08/01/97          3         1,676,826    1,676,826
Rescission reduced on 8/4/97 by 6,000 shares               08/04/97         32        18,078,144   18,078,144
Rescission reduced on 9/5/97 by 15,000 shares              09/05/97        102        59,154,084   59,154,084
Rescission reduced on 12/16/97 by 6,000 shares             12/16/97         16         9,375,072    9,375,072
                                                                        -------------------------------------
                                                                           365       205,507,830  205,507,830
Stock sold during the year:

PK                                                         04/21/97        255        10,200,000   10,200,000
Lasmanis                                                   04/23/97        253           559,636      559,636
IPO                                                        10/03/97         90       180,000,000  180,000,000
Junior Notes                                               10/06/97         87        29,580,000   29,580,000

gofishnet stock:
                                                           01/01/97        334
                                                           12/01/97         31
Grant/Exercise of warrants:
Assumed issued and outstanding - beginning of period       01/01/97        365        18,601,130
Detachable
 Warrants                                                  07/10/97        175           779,100
                                                                                    -------------------------
                                                                                     445,227,696  425,847,466
                                                                                             365          365
                                                                                    -------------------------
End of
 period                         Weighted average share outstanding                     1,219,802    1,166,705

                                Net  loss                                             (4,124,710)  (4,124,710)
                                                                                    -------------------------
                                Net loss per share                                         (3.38)       (3.54)



Gofishnet: Earned on
  promissory note:
        Add to  122055.15 Jan-Sept



BASIC EARNINGS PER SHARE:                                 YEAR ENDED DECEMBER 31, 1997

                                                              Diluted          Basic
                                                            WithGofish      WithGofish
                                                             Weighted        Weighted
                                                              Shares          Shares
                                                              ------          ------
Common Stock
Assumed issued and outstanding - beginning of period        117,223,704     117,223,704
Rescission reduced on 8/1/97 by 6,000 shares                  1,676,826       1,676,826
Rescission reduced on 8/4/97 by 6,000 shares                 18,078,144      18,078,144
Rescission reduced on 9/5/97 by 15,000 shares                59,154,084      59,154,084
Rescission reduced on 12/16/97 by 6,000 shares                9,375,072       9,375,072
                                                            ---------------------------
                                                            205,507,830     205,507,830
Stock sold during the year:

PK                                                           10,200,000      10,200,000
Lasmanis                                                        559,636         559,636
IPO                                                         180,000,000     180,000,000
Junior Notes                                                 29,580,000      29,580,000

gofishnet stock:
                                                             40,766,370      40,766,370
                                                              4,039,052       4,039,052
Grant/Exercise of warrants:
Assumed issued and outstanding - beginning of period         18,601,130
Detachable
 Warrants                                                       779,100
                                                            ---------------------------
                                                            490,033,118     470,652,888
                                                                    365             365
                                                            ---------------------------
End of
 period               Weighted average share outstanding      1,342,556       1,289,460

                      Net  loss                              (4,271,249)     (4,271,249)
                                                            ---------------------------

                      Net loss per share                          (3.18)          (3.31)


Gofishnet: Earned on
  promissory note:
        Add to  122055.15 Jan-Sept


DIDAX INC.
COMPUTATION OF EARNINGS PER SHARE
03/31/97                                            1Q97EPS

BASIC EARNINGS PER SHARE:                                   QUARTER ENDED MARCH 31, 1997

                Common  Exercise        Assumed                         Assumed     Net Shares Shares subject   Total  Grant/Purch.
                Shares   Price         Proceeds        IPO Price       Treas. Stk.     Added    to Recission    Shares     Date
                ------   -----         --------        ---------       -----------     -----    ------------    ------     ----
Common Stock
Assumed issued and outstanding - beginning of period                                 1,160,376      607,434    552,942    01/01/97

gofishnet stock:
                                                                                       122,055            0    122,055    01/01/97
Grant/Exercise of warrants:
Assumed issued and outstanding - beginning of period                                    50,962            0     50,962    01/01/97


End of period           12/31/97                Weighted average share outstanding

                                                Net loss

                                                Net loss per share


Gofishnet:      Earned on promissory note:          2.8%  20,000    556  Oct
                Add to 122055.15 Jan-Sept          7.78%  20,000  1,556  Nov
                                                  15.00%  20,000  3,000  Dec
                                                  20.00%  20,000  4,000  Jan
                                                  25.00%  20,000  5,000  Feb
                                                  30.00%  20,000  6,000  Mar
                                                  35.00%  20,000  7,000  Apr
                                                  40.00%  20,000  8,000  May
                                                  45.00%  20,000  9,000  June



BASIC EARNINGS PER SHARE:                 QUARTER ENDED MARCH 31, 1997

                                                                                        04/01/97    Diluted        Basic
                                                                                         Days      Weighted       Weighted
                                                                                      Outstanding   Shares         Shares
                                                                                      -----------   ------         ------
Common Stock
Assumed issued and outstanding - beginning of period                                       90      49,764,780    49,764,780

gofishnet stock:
                                                                                           90      10,984,950    10,984,950
Grant/Exercise of warrants:
Assumed issued and outstanding - beginning of period                                       90       4,586,580             0
                                                                                                -------------- -------------
                                                                                                   65,336,310    60,749,730
                                                                                                           90            90
                                                                                                -------------- -------------
End of period           12/31/97                Weighted average share outstanding                    725,959       674,997

                                                Net loss                                             -496,467      -496,467
                                                                                                -------------- -------------

                                                Net loss per share                                      -0.68         -0.74



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


DIDAX INC.
COMPUTATION OF EARNINGS PER SHARE            1Q98EPS
03/31/98

BASIC EARNINGS PER SHARE:                                       QUARTER ENDED MARCH 31, 1998

                  Common   Exercise        Assumed                         Assumed     Net Shares  Shares subject   Total
                  Shares     Price        Proceeds        IPO Price       Treas. Stk.     Added     to Recission    Shares
                  ------     -----        --------        ---------       -----------     -----     ------------    ------
Common Stock
Assumed issued and outstanding - beginning of period                                    3,542,588       574,434   2,968,154
Rescission reduced on 3/20/98 by 553,184 shares                                         3,542,588        21,250   3,521,338

Stock sold during the year:

gofishnet stock:
                                                                                          130,292             0     130,292


Grant/Exercise of warrants:
Assumed issued and outstanding - beginning of period                                       55,414             0      55,414


End of period           12/31/97                Weighted average share outstanding

                                                Net loss

                                                Net loss per share

Gofishnet:      Earned on promissory note:                      2.8%    20,000    556 Oct '97
                Add to 122055.15  Jan-Sept '97                 7.78%    20,000  1,556 Nov
                                                              15.00%    20,000  3,000 Dec
                                                              20.00%    20,000  4,000 Jan '98
                                                                0.25     20000   5000 Feb



BASIC EARNINGS PER SHARE:                       QUARTER ENDED MARCH 31, 1998

                                                                                  04/01/98         Diluted        Basic
                                                                    Grant/Purch.    Days          Weighted       Weighted
                                                                       Date      Outstanding       Shares         Shares
                                                                       ----      -----------       ------         ------
Common Stock
Assumed issued and outstanding - beginning of period                 01/01/98        78         231,516,012     231,516,012
Rescission reduced on 3/20/98 by 553,184 shares                      03/20/98        12          42,256,056      42,256,056
                                                                                 ------------------------------------------
                                                                                     90         273,772,068     273,772,068
Stock sold during the year:

gofishnet stock:
                                                                     02/23/98        90          11,726,280      11,726,280
                                                                                 ------------------------------------------
                                                                                     90          11,726,280      11,726,280

Grant/Exercise of warrants:
Assumed issued and outstanding - beginning of period                 01/01/98        90           4,987,260               -
                                                                                              -----------------------------
                                                                                                290,485,608     285,498,348
                                                                                                         90              90
                                                                                              -----------------------------
End of period  12/31/97     Weighted average share outstanding                                    3,227,618       3,172,204

                            Net loss                                                               (751,720)       (751,720)
                                                                                              -----------------------------

                            Net loss per share                                                        (0.23)          (0.24)







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